EXHIBIT 10.1

FIRST AMENDMENT
TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “Agreement”), is entered into as of the 8th day of August 2016 (the “Effective Date”) by and between CHRISTOPHER J. ABATE (the “Executive”) and REDWOOD TRUST, INC., a Maryland Corporation (the “Company”).

WHEREAS, the Executive and the Company have entered into an Employment Agreement dated as of January 1, 2016 (the “Employment Agreement”); and

WHEREAS, the Executive and the Company desire to enter into this Agreement for purposes of amending the Employment Agreement as set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy which is hereby acknowledged, the Executive and the Company hereby agree that the Employment Agreement is hereby amended as follows effective upon the Effective Date:

(1)	Section 1 of the Employment Agreement shall be amended, effective as of July 1, 2016, to replace the phrase “Executive Vice President and Chief Financial Officer” with “President”.

(2)	Section 3(a) of the Employment Agreement shall be amended, effective as of July 1, 2016, to replace the base salary amount of “$475,000” with “$550,000”.

(3)	Section 3(b) of the Employment Agreement shall be amended, effective as of January 1, 2016, to replace the target annual bonus amount of “140%” with “150%”.

Except as hereby specifically amended or modified, the terms of the Employment Agreement, as amended by this Agreement, shall remain in full force and effect. This Agreement may be executed by the parties hereto in two counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement. This Agreement shall be governed in all respects by the laws of the State of California (without regard to conflict of law principles).

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Executive has executed this Agreement, as of the date first above written.

REDWOOD TRUST, INC.

By:	/s/ MARTIN S. HUGHES
Name: Martin S. Hughes
Title: Chief Executive Officer

CHRISTOPHER J. ABATE

/s/ CHRISTOPHER J. ABATE